                               SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Amendment No. ____
Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               NATIONAL QUALITY CARE, INC.
                  --------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)

                     VICTOR GURA, M.D., CHIEF EXECUTIVE OFFICER
                  --------------------------------------------------
                      (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     --------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

     --------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed
     pursuant to Exchange Act Rule 0-11      (set forth the amount on which the
     filing fee is calculated and state how it was determined):

     --------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------

     5) Total fee paid:

     --------------------------------------------------------------

[  ] Fee paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     ------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

     ------------------------------------------------

     3) Filing Party:

     ------------------------------------------------

     4) Date Filed:

     ------------------------------------------------

                             TO OUR SHAREHOLDERS


     As I look back to the year 1997, there is no doubt that it was a very good year for our Company. First, the Company finally eliminated the last of the problems inherited from the predecessor entity and devoted all of its energy to developing the core business.

     We were very proud to open our new dialysis unit without utilizing any capital and we financed all of the growth brought in by this unit from operations.

     Today, our Olympic dialysis unit is operating at full capacity and our new unit has been growing ahead of schedule. The Company projected that the new unit would break even within 18 months of opening. At the present rate of growth, the new unit should break even within 12 months instead of the 18 months, as scheduled.

     The dialysis market continues to grow and demand for services in the areas where we have elected to expand continues to grow beyond expectations. We have been fortunate to add to our Board two very capable and experienced people with diverse backgrounds. They bring to the leadership of the Company a great deal of expertise in the financial, banking and healthcare industries. I take this opportunity to thank Melinda McIntyre-Kolpin and Jose Spiwak, M.D. for agreeing to serve on our Board of Directors.

     The relationship with our physicians has continued to grow thanks to our ability to respond to the professional needs of our patients and provide them with high quality, state-of-the-art care.

     We look forward to a very successful, fruitful year where we will continue to enhance the value for our shareholders and to develop our Company as a major player in the area of medical services.



                                       Victor Gura, M.D.
                                       President & CEO

                             NATIONAL QUALITY CARE, INC.
                                A DELAWARE CORPORATION

                                  EXECUTIVE OFFICES
                           1835 SOUTH LA CIENEGA BOULEVARD
                                      SUITE 235
                            LOS ANGELES, CALIFORNIA 90035
                                    (310) 280-2750

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON _______________, 1998
                               ________________________

TO THE STOCKHOLDERS OF NATIONAL QUALITY CARE, INC.:

     The Annual Meeting of Stockholders (the "Meeting") of National Quality Care, Inc., a Delaware corporation (the "Company"), will be held at Los Angeles, California _____, on ____________, 1998, at ______a.m., local time, to consider and vote on the following proposals:

                                  PURPOSE OF MEETING

     (1) To elect to the Board of Directors four (4) directors, to serve until the next Annual Meeting of Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal.

     (2) To adopt the Company's 1998 Stock Option Plan (the "1998 Stock Option Plan") and to reserve up to 1,000,000 shares of the Company's Common Stock for issuance under the 1998 Stock Option Plan.

     (3) To approve the form of indemnification agreements between the Company and the members of the Company's Board of Directors.

     (4) To ratify the appointment of KMPG Peat Marwick LLP, as independent public accountants for the Company for the year ending December 31, 1998.

     (5) To transact such other business as may properly come before the Meeting and any adjournments thereof.

     ONLY STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON ________, 1998 (THE "RECORD DATE") ARE ENTITLED TO NOTICE OF AND TO VOTE AT THE MEETING.

     PLEASE FILL IN, SIGN, DATE, AND RETURN THE ENCLOSED PROXY TO
________________________________________________, ATTN: ______________________,
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        NATIONAL QUALITY CARE, INC.



                                        BY: /s/ VICTOR GURA, M.D.
                                           -------------------------------------
                                            VICTOR GURA, M.D.
                                            CHIEF EXECUTIVE OFFICER

LOS ANGELES, CALIFORNIA
DATED: ______________, 1998

                             NATIONAL QUALITY CARE, INC.
                                A DELAWARE CORPORATION

                                  EXECUTIVE OFFICES
                           1835 SOUTH LA CIENEGA BOULEVARD
                                      SUITE 235
                            LOS ANGELES, CALIFORNIA 90035
                                    (310) 280-2750
                               _______________________

                                   PROXY STATEMENT
                              _________________________

     This proxy statement is furnished to the stockholders of National Quality Care, Inc., a Delaware corporation (the "Company"), in connection with the Annual Meeting of Stockholders (the "Meeting") to be held at _____________________, Los Angeles, California _______, on _______, 1998 at ____
a.m., local time.

     The Meeting will be held to consider and vote on the following proposals:

                                  PURPOSE OF MEETING

     (1) To elect to the Board of Directors four (4) directors, to serve until the next Annual Meeting of Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal.

     (2) To adopt the Company's 1998 Stock Option Plan (the "1998 Stock Option Plan") and to reserve up to 1,000,000 shares of the Company's Common Stock for issuance under the 1998 Stock Option Plan.

     (3) To approve the form of indemnification agreements between the Company and the members of the Company's Board of Directors.

     (4) To ratify the appointment of KMPG Peat Marwick LLP, as independent public accountants for the Company for the year ending December 31, 1998.

     (5) To transact such other business as may properly come before the Meeting and any adjournments thereof.

     The list of all stockholders of record on June 3, 1998, will be available at the Meeting and at the offices of the Company at 1835 South La Cienega Boulevard, Suite 235, Los Angeles, California 90035, (310) 280-2750 for the ten (10) days preceding the Meeting.

     Upon written request, the Company will provide, without charge: (i) a copy of the exhibits to this Proxy Statement, and (ii) a copy of its Annual Report on Form 10-KSB, for the year ended December 31, 1997, to any stockholder of record or any stockholder who owned Common Stock listed in the name of a bank or broker, as nominee, at the close of business on June 3, 1998.

     Requests should be addressed to the Company, to the attention of National Quality Care, Inc., Ron Berkowitz, Chief Financial Officer, 1835 South La Cienega Boulevard, Suite 235, Los Angeles, California 90035, (310) 280-2750.

                              INCORPORATION BY REFERENCE

     National Quality Care, Inc., a Delaware corporation (the "Company") is currently subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and, in accordance therewith, files reports, proxy and information statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy and information statements and other information may be inspected and copied at the public reference facilities of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington D.C. 20549; at its New York Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048; and at its Chicago Regional Office, 500 West Madison Street, Suite 1400, Chicago Illinois 60661-2511, and copies of such materials can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington D.C.
20549 at prescribed rates.   In addition, such materials may be accessed
electronically at the Commission's site on the World Wide Web, located at http:/www.sec.gov. The Company intends to furnish its stockholders with annual reports containing audited financial statements and such other periodic reports as the Company may determine to be appropriate or as may be required by law.

     Portions of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1997, are incorporated by reference in this Proxy Statement.

     As part of this Proxy Statement, the Company also incorporates by reference a copy of the following documents filed herewith as exhibits to this Proxy
Statement:

     1.  Appendix A -    1998 Stock Option Plan
     2.  Appendix B -    Indemnification Agreement

     Upon written request, the Company will provide, without charge: (i) a copy of the exhibits to this Proxy Statement, and (ii) a copy of its Annual Report on Form 10-KSB, for the year ended December 31, 1997, to any stockholder of record or any stockholder who owned Common Stock listed in the name of a bank or broker, as nominee, at the close of business on June 3, 1998.

     Requests should be addressed to the Company, to the attention of National Quality Care, Inc., Ron Berkowitz, Chief Financial Officer, 1835 South La Cienega Boulevard, Suite 235, Los Angeles, California 90035, (310) 280-2750.

                    INFORMATION CONCERNING SOLICITATION AND VOTING

     The following information is provided to stockholders to explain the use of this Proxy Statement for this Meeting:

RECORD DATE

     Only stockholders of record at the close of business on June 3, 1998 are entitled to vote at the Meeting. The Company's Common Stock is its only class of voting securities. On June 3, 1998, the record date (the "Record Date") fixed by the Board of Directors, the Company had issued and outstanding __________ shares of Common Stock of record.

REVOCABILITY OF PROXIES

     A PROXY FOR USE AT THE MEETING IS ENCLOSED. ANY STOCKHOLDER WHO EXECUTES AND DELIVERS A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING IT OR A DULY EXECUTED PROXY BEARING A LATER DATE. IN ADDITION, A STOCKHOLDER MAY REVOKE A PROXY PREVIOUSLY EXECUTED BY HIM BY ATTENDING THE MEETING AND ELECTING TO VOTE IN PERSON.

VOTING AND SOLICITATION

     Proxies are being solicited by the Board of Directors of the Company. The cost of this solicitation will be borne by the Company. Solicitation will be primarily by mail, but may also be made by telephone, fax transmission or personal contact by certain officers and directors of the Company, who will not receive any compensation therefor. Shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS TO THE CONTRARY, PROPERLY EXECUTED PROXIES WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED ABOVE. No business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders is expected to come before the Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy will vote such proxy in accordance with the recommendation of the Board of Directors.

     Each share of Common Stock is entitled to one vote for each share held as of record, and there are no preemptive rights. The Company's current Certificate of Incorporation (the "Certificate of Incorporation") and Bylaws do not provide for cumulative voting for the election of directors or any other purpose.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     Shares representing 50% of the voting power of the __________ shares of Common Stock outstanding on the Record Date, which have voting rights, must be represented at the Meeting to constitute a quorum for conducting business. In the absence of a quorum, the stockholders present in person or by proxy, by majority vote and without further notice, may adjourn the meeting from time to time until a quorum is attained. At any reconvened meeting following such adjournment at which a quorum shall be present, any business may be transacted which might have been transacted at the Meeting as originally notified.

     The required quorum for the transaction of business at the Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Meeting (the "Votes Cast") with respect to such matter.

     The Company will count abstentions for purposes of determining both: (i) the presence or absence of a quorum for the transaction of business, and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). Accordingly, abstentions will have the same effect as a vote against the proposal.

     Further, the Company intends to count broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business, although broker non-votes will not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's next Annual Meeting of Stockholders for the fiscal year ending December 31, 1998 must be received by the Company no later than September 30, 1998, in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                           DIRECTORS AND EXECUTIVE OFFICERS

     The directors of the Company currently have terms which will end at the next annual meeting of the stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal. Officers serve at the discretion of the Board of Directors. There are no family relationships among any of the Company's directors and executive officers.

     The following sets forth certain biographical information concerning the persons who have been nominated by the Board of Directors to be directors of the Company in connection with Proposal 1 of this Proxy Statement and the current executive officers of the Company:

          NAME                        POSITION                        AGE
          ----                        --------                        ---

     Victor Gura, M.D.        Director, President and                 55
                              Chief Executive Officer

     Ronald P. Lang, M.D.     Director and Secretary                  48

     Ron Berkowitz            Chief Operating Officer
                              and Chief Financial Officer             45

     Jose Spiwak, M.D.             Director                           53

     Melinda McIntyre-Kolpin       Director                           41


     VICTOR GURA, M.D. has been a director and the President and Chief Executive Officer of the Company since May 11, 1996. Dr. Gura is a medical doctor who is board certified in internal medicine/nephrology. He has been a director of Medipace Medical Group, Inc., a medical group in Los Angeles, California, since 1980. He has been an attending physician at Cedars-Sinai Medical Center since 1984 and the medical director of Midway Dialysis Center since 1985. Dr. Gura also serves as a Clinical Assistant Professor at UCLA School of Medicine. Dr. Gura graduated from the School of Medicine, Buenos Aires University in 1966, completed his residency in internal medicine and nephrology in Israel, and was a fellow at the nephrology departments at Tel Aviv University Medical School and USC Medical Center.

     RONALD P. LANG, M.D. has been a director and the Secretary of the Company since May 11, 1996. Dr. Lang is a medical doctor who is board certified in internal medicine/nephrology. He has been a physician with Medipace Medical Group, Inc. since 1983. Dr. Lang graduated from the Ohio State University College of Medicine in 1973, completed his residency at St. Luke's Medical Center in Chicago, Illinois, and was a fellow in the nephrology department at UCLA-Center for the Health Sciences/Wadsworth Veterans Hospital. Dr. Lang also serves as a Clinical Assistant Professor of Medicine at UCLA School of Medicine. Dr. Lang also received M.A. and M.Ph. degrees in economics from Yale University and was an Economist - Program Analyst for the U.S. Department of Health, Education and Welfare (office of the Assistant Secretary for Planning and Education) from 1973 to 1974.

     RON BERKOWITZ was appointed as the Company's Chief Financial Officer on July 8, 1996 and as the Chief Operating Officer on March 18, 1997. He previously served as Vice President in the lending division of Bank Leumi Le-Israel and Bank Leumi Trust Company from 1990 until July, 1996 and was the head of the Asset Liability Management Section from 1988 to 1990, where he developed investment strategies for Bank Leumi. Mr. Berkowitz served on Bank Leumi's Credit Committee and Asset Liability Committee. From 1985 to 1987, he worked for another financial institution as a senior analyst where he was responsible for asset liability management analysis. Mr. Berkowitz is a Chartered Financial Analyst. Mr. Berkowitz received his undergraduate degree in economics from Hebrew University (Israel) in 1976 and a Master's of Business Administration (finance/management) from Indiana University in 1978.

     JOSE SPIWAK, M.D. has been a director of the Company since March 11, 1998. Dr. Spiwak is a board certified thoracic and cardiovascular surgeon, and serves as Chairman of the Cardiovascular Thoracic Section of St. Francis Medical Center and Presbyterian Intercommunity Hospital in Los Angeles, California. He served as Vice-Chairman of American Health, Inc., a managing company of primary care physicians and comprehensive healthcare delivery networks, which was sold to FPA Medical Management, Inc. in April, 1997. Dr. Spiwak graduated from the Universidad Javeriana Medical School (Bogota, Columbia) in 1968 and performed his residency in Israel and the United States. Dr. Spiwak is a member of the Board of Directors of the American Career Society.

     MELINDA MCINTYRE-KOLPIN has been a director of the Company since March 18, 1998. She is currently the chief executive officer of Network Health Financial Services, Inc., a financial services company providing a variety of services to healthcare clients. She is also interim chief executive officer and president of First Professional Bank, N.A., a subsidiary of Professional Bancorp, based in Santa Monica, California, a full-service bank providing banking, financial consulting and general business strategies for the medical community. Prior to joining First Professional Bank, Ms. McIntyre-Kolpin was a commercial banking officer with Bank of California. She is a board member of numerous organizations in Southern California, including the Executive Council-Adaptive Business Leaders; director, Synergistic Systems, Medical Billing; advisory board, University of Southern California School of Accounting; director, Pacific Eyenet; National Health Foundation, board of trustees; City of Hope, board of trustees. Ms. McIntyre-Kolpin received her Bachelor of Science degree in business administration from the University of Southern California in 1978.

     As of January 15, 1997, Avraham Uncyk, M.D. resigned as a director of the Company, and Judith Gordon, who is the wife of Dr. Uncyk, was appointed as a director of the Company. Ms. Gordon resigned as a director of the Company on March 18, 1998.

                                EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION TABLE. The following table sets forth certain information concerning compensation of certain of the Company's executive officers (the "Named Executives"), including the Company's Chief Executive Officer and all executive officers whose total annual salary and bonus exceeded $100,000, for the fiscal years ended December 31, 1997 and 1996:


                                              LONG TERM COMPENSATION
                                             ------------------------------------------------------------------
                    ANNUAL COMPENSATION                  AWARDS                   PAYOUTS
---------------------------------------------------------------------------------------------------------------
     (a)             (b)       (c)      (d)          (e)         (f)        (g)             (h)       (i)
NAME AND                                          OTHER ANNUAL   OTHER     RESTRICTED     LTIP      ALL OTHER
PRINCIPAL                     SALARY    BONUS     COMPEN-        AWARDS    OPTIONS/       PAYOUTS   COMPEN-
POSITION             YEAR      ($)      ($)       SATION         ($)       SARS(#)          ($)     SATION ($)
---------------------------------------------------------------------------------------------------------------
Victor Gura, M.D.(1) 1997     $142,500    0           0            0       80,000            0         0
                     1996     $80,000     0           0            0       0                 0         0

A. Vern Tharp(2)     1996     $14,233     0           0            0       125,000           0         0

Ron Berkowitz(3)     1997     $114,230    $13,000     $8,777       0       50,000            0         0
                     1996     $40,846     $15,600     0            $6,189  50,000            0         0

-------------------------------

1. Dr. Gura was appointed as the Company's Chief Executive Officer on May 11, 1996. Dr. Gura's annualized base compensation during the fiscal years ended December 31, 1996 and 1997 were $120,000 and $150,000, respectively. The amounts set forth in this chart reflect compensation paid to Dr. Gura for the fiscal year ended December 31, 1996, commencing on his appointment as Chief Executive Officer. See "Execution Compensation - Employment Agreements."

2. Mr. Tharp was appointed as the Company's Chief Executive Officer on August 28, 1995 and resigned in such capacity on May 11, 1996. Mr. Tharp's annualized base compensation during the fiscal year ended December 31, 1996 was $40,000.

3. Mr. Berkowitz was appointed as the Company's Chief Financial Officer on July 8, 1996. Mr. Berkowitz' annualized base compensation during the fiscal years ended December 31, 1996 and 1997 were $90,000 and $120,000, respectively. The amounts set forth in this chart reflect compensation paid to Mr. Berkowitz for the fiscal years ended December 31, 1996, commencing on his appointment as Chief Financial Officer. See "Executive Compensation - Employment Agreements."

     OPTION/SAR GRANTS TABLE DURING LAST FISCAL YEAR. The following table sets forth certain information concerning grants of stock options to certain of the Named Executives, for the fiscal year ended December 31, 1997:


                                                                        POTENTIAL REALIZABLE
                                                                        VALUE AT ASSUMED
                                                                        ANNUAL RATES OF
                                                                        STOCK PRICE APPRECIATION
                         INDIVIDUAL GRANTS                              FOR OPTION TERM(1)
----------------------------------------------------------------------------------------------------------------------------------
     (a)       (b)            (c)                 (d)            (e)              (f)       (g)
               NUMBER OF      % OF
               SECURITIES     TOTAL
               UNDERLYING     OPTIONS/
               OPTIONS/SARS   EXERCISE
               SARS           GRANTED TO          OR BASE
               GRANTED        EMPLOYEES           PRICE          EXPIRATION
     NAME      (#)            IN FISCAL YEAR      ($/SHARE)        DATE (1)      5% ($)     10%($)
----------------------------------------------------------------------------------------------------------------------------------
Victor
 Gura, M.D. (2)     80,000     43.24%             $0.81          1/14/07        $59,306   $123,836

Ron Berkowitz (3)   50,000     27.03%             $0.81          1/14/07        $37,066    $77,397

------------------

     (1) This chart assumes a market price of $1.00 for the Common Stock, the average of the bid and asked prices for the Company's Common Stock in the over-the-counter market as of April 9, 1998, as the assumed market price for the Common Stock with respect to determining the "potential realizable value" of the shares of Common Stock underlying the options described in the chart, as reduced by any lesser exercise price for such options. Each of the options reflected in the chart was granted at exercise prices which the Company believes to have been determined at the fair market value as of the date of grant. Further, the chart assumes the annual compounding of such assumed market price over the relevant periods, without giving effect to commissions or other costs or expenses relating to potential sales of such securities. The Company's Common Stock has a very limited trading history. These values are not intended to forecast the possible future appreciation, if any, price or value of the Common Stock. The Board of Directors will not determine an expiration date for these options until such time as such options have vested. However, these options will have a term no longer than ten (10) years following January 15, 1999, the grant date of such options. The referenced amounts reflect an assumed expiration date of January 14, 2007. See Item 5 - "Market Price of Common Equity and Related Stockholder Matters."

     (2) Dr. Gura was granted an option to purchase up to 80,000 shares of Common Stock at an exercise price of $0.81 per share. These options will only vest in the event that the Company's stockholders approve the 1996 Stock Option Plan pursuant to which these options have been granted. See "Item 10 - Executive Compensation - Stock Option Plans."

     (3) Mr. Berkowitz was granted an option to purchase up to 50,000 shares of Common Stock at an exercise price of $0.81 per share. These options will only vest in the event that the Company's stockholders approve the 1996 Stock Option Plan pursuant to which these options have been granted. See "Item 10 - Executive Compensation - Stock Option Plans."

     OPTION EXERCISES AND YEAR-END VALUES. The following table sets forth information with respect to the exercised and unexercised options to purchase shares of Common Stock for certain of the Named Executives held by them at December 31, 1997:

                                                                                     VALUE OF UNEXERCISED
                 SHARES                      NUMBER OF UNEXERCISED                       IN THE MONEY
                ACQUIRED        VALUE             OPTIONS AT                               OPTIONS AT
               ON EXERCISE    REALIZED(1)      DECEMBER 31, 1997                       DECEMBER 31, 1997(2)
               -----------    -----------    ---------------------                   ----------------------
NAME                                              EXERCISABLE         UNEXERCISABLE         EXERCISABLE            UNEXERCISABLE
----                                              -----------         -------------         -----------            -------------
Victor
Guara, M.D.         0             0                    0                 80,000                  0                    $23,200

Ron Berkowitz     12,500         $875                12,500              50,000                $8,250                 $14,500

-----------------

(1) Represents an amount equal to the number of options multiplied by the difference between the average of the closing bid and asked prices for the Common Stock in the over-the-counter market on the date of exercise, July 2, 1997 ($ 0.56 per share) and any lesser exercise price.

(2) Represents an amount equal to the number of options multiplied by the difference between the average of the closing bid and asked prices for the Common Stock in the over-the counter market on December 31, 1997 ($1.10 per share) and any lesser exercise price.

     EMPLOYMENT AGREEMENTS. The Company has entered into employment agreements with two (2) of its executive officers, Victor Gura, M.D. and Ron Berkowitz.

     The Company entered into a three (3) year employment agreement, dated as of April 12, 1996, with Victor Gura, M.D., pursuant to which Dr. Gura agreed to serve as the Company's Chief Executive Officer, President and Medical Director. The employment agreement currently provides for an annual base salary of $150,000, plus other benefits. The Company also granted options to Dr. Gura to purchase up to 80,000 shares of Common Stock, which may vest subject to certain events.

     Mr. Berkowitz entered into a five (5) year employment agreement with the Company, effective July 8, 1996, pursuant to which Mr. Berkowitz agreed to serve as the Company's Chief Financial Officer. The employment agreement currently provides for an annual base salary of $120,000, plus other benefits. The Company also granted options to Mr. Berkowitz to purchase up to 50,000 shares of Common Stock pursuant to the Company's 1996 Stock Option Plan (37,500 of which have been exercised), and an additional 50,000 options, which may vest subject to certain events.

     These employees will also be entitled to participate in stock option and bonus plans which may be adopted by the Company for officers and directors of the Company and its subsidiaries. In the event of their involuntary termination other than for cause or certain other circumstances, they will be entitled to receive the unpaid balance of their salary for the remaining term of the agreement. See "Description of Securities - Options."

STOCK OPTION PLANS

     The Company has adopted two (2) stock option plans for the benefit of officers, directors, employees, independent contractors and consultants of the Company and its subsidiaries. These plans include: (i) the 1996 Stock Option Plan, and (ii) the 1996 Employee Compensatory Stock Option Plan.

     1996 STOCK OPTION PLAN. As of May 12, 1996, the Company's Board of Directors and stockholders approved the Company's 1996 Stock Option Plan (the "1996 Stock Option Plan").

     The Company has reserved for issuance thereunder an aggregate of 1,000,000 shares of Common Stock. The Company has granted options to purchase up to 994,739 shares of Common Stock under the 1996 Stock Option Plan. Of the 994,379 options granted as of the date of this Report, 981,879 options have been exercised and all options have vested. The Board of Directors has approved a provision in the 1996 Stock Option Plan which will place a 300,000 share limit on the number of options that may be granted under the 1996 Stock Option Plan to an employee in each fiscal year.

     A description of each of the 1996 Stock Option Plan is set forth below. The description is intended to be a summary of the material provisions of the 1996 Stock Option Plan and does not purport to be complete.

          ADMINISTRATION OF AND ELIGIBILITY UNDER 1996 STOCK OPTION PLAN. The 1996 Stock Option Plan, as adopted, provides for the issuance of options to purchase shares of Common Stock to officers, directors, employees, independent contractors and consultants of the Company and its subsidiaries as an incentive to remain in the employ of or to provide services to the Company and its subsidiaries. The 1996 Stock Option Plan authorizes the issuance of incentive stock options ("ISOs"), non-qualified stock options ("NSOs") and stock appreciation rights ("SARs") to be granted by a committee (the "Committee") to be established by the Board of Directors to administer the 1996 Stock Option Plan.

     Subject to the terms and conditions of the 1996 Stock Option Plan, the Committee will have the sole authority to determine: (a)the persons ("optionees") to whom options to purchase shares of Common Stock and SARs will be granted, (b) the number of options and SARs to be granted to each such optionee, (c) the price to be paid for each share of Common Stock upon the exercise of each option, (d) the period within which each option and SAR will be exercised and any extensions thereof, and (e) the terms and conditions of each such stock option agreement and SAR agreement which may be entered into between the Company and any such optionee.

     All officers, directors and employees of the Company and its subsidiaries and certain consultants and other persons providing significant services to the Company and its subsidiaries will be eligible to receive grants of options and SARs under the 1996 Stock Option Plan. However, only employees of the Company and its subsidiaries are eligible to be granted ISOs.

          STOCK OPTION AGREEMENTS. All options granted under the 1996 Stock Option Plan will be evidenced by an option agreement or SAR agreement between the Company and the optionee receiving such option or SAR. Provisions of such agreements entered into under the 1996 Stock Option Plan need not be identical and may include any term or condition which is not inconsistent with the 1996 Stock Option Plan and which the Committee deems appropriate for inclusion.

          INCENTIVE STOCK OPTIONS. Except for ISOs granted to stockholders possessing more than ten percent (10%) of the total combined voting power of all classes of the securities of the Company or its subsidiaries to whom such ownership is attributed on the date of grant ("Ten Percent Stockholders"), the exercise price of each ISO must be at least 100% of the fair market value of the Company's Common Stock as determined on the date of grant. ISOs granted to Ten Percent Stockholders must be at an exercise price of not less than 110% of such fair market value.

     Each ISO must be exercised, if at all, within ten (10) years from the date of grant, but, within five (5) years of the date of grant in the case of ISO's granted to Ten Percent Stockholders.

     An optionee of an ISO may not exercise an ISO granted under the 1996 Stock Option Plan so long as such person holds a previously granted and unexercised ISO.

     The aggregate fair market value (determined as of time of the grant of the ISO) of the Common Stock with respect to which the ISOs are exercisable for the first time by the optionee during any calendar year shall not exceed $100,000.

     As of the date of this Report, ISOs have been granted under the 1996 Stock Option Plan to purchase up to 25,000 shares of Common Stock at an exercise price of $0.49 per share. Of these options, 12,500 options have been exercised and all have vested.

          NON-QUALIFIED STOCK OPTIONS. The exercise price of each NSO will be determined by the Committee on the date of grant. However, the exercise price for the NSOs under the 1996 Stock Option Plan will in no event be less than 85% of the fair market value of the Common Stock on the date the option is granted, or not less than 110% of the fair market value of the Common Stock on the date such option is granted in the case of an option granted to a Ten Percent Stockholder.

     The exercise period for each NSO will be determined by the Committee at the time such option is granted, but in no event will such exercise period exceed ten (10) years from the date of grant.

     As of the date of this Report, NSOs have been granted under the 1996 Stock Option Plan to purchase up to 969,739 shares of Common Stock, all of which have been exercised. These options had the following per share exercise prices:
174,739 shares ($1.00), 700,000 shares ($0.50), 25,000 shares ($0.38) and 70,000 shares ($0.25).

          STOCK APPRECIATION RIGHTS. Each SAR granted under the 1996 Stock Option Plan will entitle the holder thereof, upon the exercise of the SAR, to receive from the Company, in exchange therefor, an amount equal in value to the excess of the fair market value of the Common Stock on the date of exercise of one share of Common Stock over its fair market value on the date of exercise of one share of Common Stock over its fair market value on the date of grant (or in the case of an SAR granted in connection with an option, the excess of the fair market of one share of Common Stock at the time of exercise over the option exercise price per share under the option to which the SAR relates), multiplied by the number of shares of Common Stock covered by the SAR or the option, or portion thereof, that is surrendered.

     SARs will be exercisable only at the time or times established by the Committee. If an SAR is granted in connection with an option, the SAR will be exercisable only to the extent and on the same conditions that the related option could be exercised. The Committee may withdraw any SAR granted under the 1996 Stock Option Plan at any time and may impose any conditions upon the exercise of an SAR or adopt rules and regulations from time to time affecting the rights of holders of SARs.

     As of the date of this Report, no SARs have been granted under the 1996 Stock Option Plan.

          TERMINATION OF OPTION AND TRANSFERABILITY. In general, any unexpired options and SARs granted under the 1996 Stock Option Plan will terminate: (a) in the event of death or disability, pursuant to the terms of the option agreement or SAR agreement, but not less than six (6) months or more than twelve (12) months after the applicable date of such event, (b) in the event of retirement, pursuant to the terms of the option agreement or SAR agreement, but no less that thirty (30) days or more than three (3) months after such retirement date, or
(c) in the event of termination of such person other than for death, disability or retirement, until thirty (30) days after the date of such termination. However, the Committee may in its sole discretion accelerate the exercisability of any or all options or SARs upon termination of employment or cessation of services.

     The options and SARs granted under the 1996 Stock Option Plan generally will be non-transferable, except by will or the laws of descent and distribution.

          ADJUSTMENTS RESULTING FROM CHANGES IN CAPITALIZATION. The number of shares of Common Stock reserved under the 1996 Stock Option Plan and the number and price of shares of Common Stock covered by each outstanding option or SAR under the 1996 Stock Option Plan will be proportionately adjusted by the Committee for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from any stock dividends, split-ups, consolidations, recapitalizations, reorganizations or like event.

          AMENDMENT OR DISCONTINUANCE OF STOCK OPTION PLAN. The Board of Directors has the right to amend, suspend or terminate the Stock Option Plans at any time. Unless sooner terminated by the Board of Directors, the 1996 Stock Option Plan will terminate on May 11, 2006, the tenth (10th) anniversary date of the effectiveness of 1996 Stock Option Plan.

     1996 EMPLOYEE COMPENSATORY STOCK OPTION PLAN. As of February 7, 1996, the Company's Board of Directors adopted the 1996 Employee Compensatory Stock Option Plan (the "Employee Stock Option Plan"). The Company has reserved for issuance thereunder an aggregate of 500,000 shares of Common Stock. The Company has issued non-qualified options to purchase up to 500,000 shares of Common Stock under the Employee Stock Option Plan at an exercise price of $0.18 per share, 423,000 of which have been exercised. The optionees are currently not employees or affiliates of the Company. The remaining 77,000 options expire on or about February 6, 2001, the termination date of the Employee Stock Option Plan.

     OTHER OPTIONS. The Company has granted options to purchase up to an aggregate of 160,000 shares of Common Stock, at an exercise price of $0.81 per share, to certain directors and employees. Some of these options may vest, subject to the approval of a stock option plan by the Company's Board of Directors and stockholders. The Company also has granted currently outstanding options and warrants to purchase up to 1,450,928 shares of Common Stock (including the 89,500 options which may be exercised in connection with the Company's existing stock option plans) to certain consultants and employees of the Company, of which 454,440 are currently exercisable.

COMPENSATION OF DIRECTORS

     The Company does not currently compensate directors for services rendered as directors.

DIRECTORS AND OFFICERS LIABILITY INSURANCE

     The Company has obtained directors' and officers' liability insurance with an aggregate limit of liability for the policy year, inclusive of costs of defense, in the amount of $2,000,000. The insurance policy expires on March 23, 1999.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

     The Company's Certificate of Incorporation and Bylaws designate the relative duties and responsibilities of the Company's officers, establish procedures for actions by directors and stockholders and other items. The Company's Certificate of Incorporation and Bylaws also contain extensive indemnification provisions which will permit the Company to indemnify its officers and directors to the maximum extent provided by Delaware law.

TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

     Except as set forth in employment agreements of certain employees of the Company and its subsidiaries, the Company has no compensatory plans or arrangements which relate to the resignation, retirement or any other termination of an executive officer or key employee with the Company or a change in control of the

Company or a change in such executive officer's or key employee's responsibilities following a change in control.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Board has a Compensation Committee and an Audit Committee comprised of the following members of the Board of Directors: Dr. Jose Spiwak and Melinda McIntyre-Kolpin, each of whom may be deemed to be outside/non-employee director. The Board has no standing committee on nominations or any other committees performing equivalent functions.

     The Compensation Committee reviews and approves the annual salary and bonus for each executive officer (consistent with the terms of any applicable employment agreement), reviews, approves and recommends terms and conditions for all employee benefit plans (and changes thereto) and administers the Company's stock option plans and such other employee benefit plans as may be adopted by the Company from time to time.

     The Audit Committee reports to the Board regarding the appointment of the independent public accountants of the Company, the scope and fees of the prospective annual audit and the results thereof, compliance with the Company's accounting and financial policies and management's procedures and policies relative to the adequacy of the Company's system of internal accounting controls.

     COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934. Section 16(a) of the Exchange Act requires the Company's directors and executive officers and beneficial holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of such equity securities of the Company. Based solely upon a review of such forms, or on written representations form certain reporting persons that no other reports were required for such persons, the Company believes that all reports required pursuant to Section 16(a) with respect to its executive officers, directors and 10% beneficial stockholders for the fiscal year ended December 31, 1997 were timely filed.

                   VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     As of April 9, 1998, the Company had issued and outstanding 9,688,523 shares of Common Stock. The following table reflects, as of April 9, 1998, the beneficial Common Stock ownership of: (a) each director of the Company, (b) each current executive officer named in the Summary Compensation Table in this Report, (c) each person known by the Company to be a beneficial owner of five percent (5%) or more of its Common Stock, and (d) all executive officers and directors of the Company as a group:


NAME AND ADDRESS                             NO. OF
OF BENEFICIAL OWNER                          SHARES#             PERCENT
-------------------                          -------             -------
Medipace Medical Group, Inc.(1)                800,000              8.26%

Victor Gura, M.D.(1),(2)                     2,772,511             28.62%

Ronald P. Lang, M.D.(1),(3)                  1,317,154             13.59%

Jose Spiwak, M.D.(4)                            40,000                *

Melinda McIntyre-Kolpin(5)                        0                   *

Isaac Flombaum(6)                              570,206              5.89%

Ron Berkowitz(1),(7)                            52,000                *

Avraham H. Uncyk, M.D.(1),(8)                  969,463             10.00%

All executive officers
and directors as a group
(5 persons)(9)                               3,381,665             34.86%

-----------------------------
(Footnotes on following page)

# Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

*    Less than 1%

------------------------------
(Footnotes from previous page)

(1) The address for Drs. Victor Gura, Ronald P. Lang and Avraham H. Uncyk and Ron Berkowitz is 1835 South La Cienega Boulevard, Suite 235, Los Angeles, California 90035. Medipace is a corporation owned by Drs. Gura, Lang and Uncyk on a proportionate ownership interest of 67.5%, 22.5% and 10%, respectively. The address for Medipace is 5901 West Olympic Boulevard, Suite 300, Los Angeles, California 90036. Medipace is the registered owner of 800,000 shares of Common Stock, and each of Drs. Gura, Lang and Uncyk are deemed to be the beneficial owners of such 800,000 shares. See "Item 12 - Certain Relationships and Related Transactions."

(2) Dr. Gura is the registered owner of 1,972,511 shares. Does not include warrants to purchase up to 337,500 shares of Common Stock which may vest and 2,842,185 shares of Common Stock which may be issued subject to certain performance levels by the Company, and options to purchase up to 80,000 shares of Common Stock, which may vest subject to certain events. See "Item 12 - Certain Relationships and Related Transactions."

(3) Dr. Lang is the registered owner of 517,154 shares. Does not include warrants to purchase up to 112,500 shares of Common Stock which may vest and 947,395 shares of Common Stock which may be issued subject to certain performance levels by the Company, and options to purchase up to 15,000 shares of Common Stock, which may vest subject to certain events. See "Item 12 - Certain Relationships and Related Transactions."

(4) The address for Dr. Jose Spiwak is 3628 East Imperial Highway, Suite 402, Lynwood, California 90262. Dr. Spiwak is the registered owner of 40,000 shares of Common Stock. Does not include options to purchase up to 150,000 shares of Common Stock which may vest subject to certain schedules.

(5) The address for Ms. McIntyre-Kolpin is 606 Broadway, Santa Monica, California 90401. Does not include options to purchase up 150,000 shares of Common Stock which may vest subject to certain schedules.

(6) The address for Mr. Flombaum is Doblas 82, 2nd Piso, Buenos Aires, Argentina. The 570,206 shares have been pledged as security for certain obligations owing to the Company. See "Item 12 - Certain Relationships and Related Transactions."

(7) Mr. Berkowitz is the registered owner of 39,500 shares of Common Stock and options to purchase up to 12,500 shares of Common Stock. Does not include options to purchase up to 50,000 shares of Common Stock, which may vest subject to certain events.

(8) Dr. Uncyk is the registered owner of 159,463 shares. Dr. Uncyk's wife, Judith Gordon, a former director of the Company, is the registered owner of
     options to purchase up to 5,000 shares of Common Stock.   Does not include
     warrants to purchase up to 50,000 shares of Common Stock which may vest and 421,064 shares of Common Stock which may be issued subject to certain performance levels by the Company. See "Item 12 - Certain Relationships and Related Transactions."

(9) Includes 3,369,165 shares of Common Stock and options to purchase up to 12,500 shares of Common Stock. Does not include warrants to purchase up to 500,000 shares of Common Stock which may vest and 4,210,644 shares of Common Stock which may be issued subject to certain performance levels by the Company, and options to purchase up to 445,000 shares of Common Stock which may vest subject to certain events and schedules. See "Item 12 - Certain Relationships and Related Transactions."

                    CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     SHARE EXCHANGE AGREEMENT. On May 11, 1996, the Company, LACD, Victor Gura, M.D., Avraham H. Uncyk, M.D. and Ronald P. Lang, M.D. completed the transactions contemplated by an Agreement for Exchange of Stock (the "Share Exchange Agreement"). In connection with the Share Exchange Agreement, the Company issued an aggregate of 4,234,128 shares of Common Stock to Drs. Gura, Uncyk and Lang in exchange for 100% of the issued and outstanding shares of common stock of LACD, as follows: (i) Dr. Gura (2,183,036 shares), (ii) Dr. Lang (727,679 shares), (iii) Dr. Uncyk (323,413 shares), and (iv) Medipace, a corporation owned by Drs. Gura, Lang and Uncyk (1,000,000 shares). The 1,000,000 shares issued to Medipace were originally issued to Drs. Gura, Lang and Uncyk in their proportionate ownership interests in Medipace (67.5%, 22.5% and 10%, respectively), and subsequently transferred to Medipace. In November and December, 1997, Medipace and Drs. Gura, Lang and Uncyk sold an aggregate of 785,000 shares of Common Stock in connection the settlement of certain claims of an unaffiliated third party, as follows: (i) Medipace (200,000 shares), (ii) Dr. Gura (210,525 shares), (iii) Dr. Lang (210,525 shares), and (iv) Dr. Uncyk (163,950 shares). The 800,000 shares currently issued to Medipace have certain registration rights with respect to claims which may be asserted by creditors of Medipace.

     CONDITIONAL ISSUANCE OF SHARES AND WARRANTS. Up to an additional 4,210,644 shares of Common Stock and warrants to purchase up to 500,000 shares of Common Stock, at an exercise price of $3.50 per share, may be issued in the aggregate to Drs. Gura, Uncyk and Lang in the event that the Company meets certain financial conditions based on the results of operations of the Company during the fiscal years ending from December 31, 1996 to 2001, on the following basis:
(i) Dr. Gura (2,842,185 shares and 337,500 warrants), (ii) Dr. Lang (947,395 shares and 112,500 warrants), and (iii) Dr. Uncyk (421,064 shares and 50,000 warrants), which reflects the percentage distribution ratio for the initial issuance of the shares of Common Stock in connection with the Share Exchange Agreement to Drs. Gura, Lang and Uncyk, respectively. The Company did not meet the required results of operations for the fiscal year ended December 31, 1997. The 4,210,644 shares may be issued and the 500,000 warrants may be exercisable in the event that the annual pre-tax earnings from operations of the Company during any of the years ending from December 31, 1998 to 2001 shall equal or exceed $2,000,000. The warrants will expire 36 months from the initial date of exercisability of the warrants.

     LOANS TO AFFILIATES. Medipace has executed a demand promissory note in favor of the Company in the principal amount of $121,151, dated September 17, 1997, which bears interest at the rate of 8% PER ANNUM. As of December 31, 1997, the principal amount of the promissory note remaining payable was $116,622.

     SALE OF WAREHOUSE ASSETS. As of October 18, 1996, the Company completed the sale (the "Warehouse Sale") of certain real estate and other assets, related to the Company's prior business operation of a potato warehouse (the "Warehouse Assets") in Monte Vista, Colorado, to certain former affiliates of the Company for the purchase price of approximately $1,415,000. The purchase price was paid in the form of $550,000 in cash and two (2) promissory notes in the aggregate amount of approximately $865,000 (subject to certain adjustments), and secured by a pledge of 648,206 shares of Common Stock. As of April 15, 1997, the obligors on the promissory notes assigned 630,206 of the shares of Common Stock to Issaac Flombaum, making him a principal stockholder of the Company. Mr. Flombaum executed a promissory note payable to the Company in the principal amount of approximately $865,000, bearing interest at the rate of 8% PER ANNUM, and due and payable on or before February 23, 1998. The Company extended the promissory note for an additional year upon receipt of a payment in November, 1997. The promissory notes executed by the initial obligors were cancelled. Further, Mr. Flombaum has agreed to pay the additional sum of approximately $135,000 to the Company on the due date of the $865,000 promissory note as additional consideration for the Company's agreement to consent to the assignment of the 630,206 shares. The obligations owing to the Company by Mr. Flombaum are secured by the 570,206 shares of Common Stock, which currently are held in escrow. Through December 31, 1997, the Company received payment of $76,800 of accrued interest on the promissory note through the liquidation of 60,000 of the pledged shares. See "Item 11- Security Ownership of Certain Beneficial Owners and Management."

     LEASED PREMISES. From May 11, 1996 to November, 1997, the Company leased offices located at 5901 West Olympic Boulevard, Suite 109, Los Angeles, California 90036, at a monthly rent of approximately $6,760, pursuant to a sublease agreement with Medipace. The premises included a portion of premises leased by Medipace, an affiliate of Drs. Gura, Lang and Uncyk, who are affiliates of the Company, from a non-affiliate master lessor pursuant to a master lease agreement. The Company made rental payments directly to the master lessor, with the consent of the master lessor, with respect to the portion of the premises which were the subject of the sublease. The Company currently leases the office space directly from the master lessor at the monthly rent of approximately $6,760.

                      MATTERS FOR CONSIDERATION BY STOCKHOLDERS

PROPOSAL 1.    ELECTION OF DIRECTORS.

     Four (4) directors will be elected at the Annual Meeting, each to hold office until the next Annual Meeting of the Stockholders of the Company or until their successors are elected and qualify, subject to their prior death, resignation or removal. Officers serve at the discretion of the Board of Directors. There are no family relationships among any of the Company's directors and executive officers. In the absence of instructions to the contrary, shares of Common Stock represented by properly executed proxies will be voted for the four (4) nominees listed hereinbelow, all of whom are recommended by management of the Company and who have consented to be named and to serve if elected.

     In the event that any management nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

     The Board of Directors met or adopted actions by unanimous written consent approximately __________-________ (____) times during the year ended December 31, 1997. All directors standing for reelection attended 100% of the meetings of the Board. The Board did not have any standing committee on nominations, compensation or audit, or other Board committees performing equivalent functions during the year ended December 31, 1997.

     The Board knows of no reason why any of the nominees will be unavailable or decline to serve as a director. The information presented below is as of __________, 1998 and is based in part on information furnished by the nominees and, in part, from the records of the Company.

     The affirmative vote of a plurality of the combined Votes Cast at the Meeting is required to elect the directors nominated below.

     THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF THE NOMINEES LISTED BELOW.

                          NOMINEES FOR ELECTION AS DIRECTOR

     The following persons have been recommended by management of the Company and have consented to be named and to serve as members of the Company's Board of Directors if elected. Victor Gura, M.D. has been nominated to be the Chairman of the Board of Directors. Biographies of such persons may be reviewed in the section of this Proxy Statement entitled "Directors and Executive Officers."


               NAME                    DIRECTOR SINCE:
               ----                    ---------------

          Victor Gura, M.D.             May, 1996
          Ronald P. Lang, M.D.          May, 1996
          Jose Spiwak                   March, 1998
          Melinda McIntyre-Kolpin       March, 1998

PROPOSAL 2.    APPROVAL OF THE COMPANY'S 1998 STOCK OPTION PLAN

GENERAL

     The 1998 Stock Option Plan (the "1998 Stock Option Plan") was adopted by the Board of Directors on ____________, 1998. The Company has reserved for issuance thereunder an aggregate of 1,000,000 shares of Common Stock. The 1998 Stock Option Plan provides for the grant to employees of the Company of incentive stock options within the meaning of Section 422 of the Code, and for the grant to employees and consultants of nonstatutory stock options.

     The success of the Company depends upon its ability to attract and retain highly qualified and competent employees. The 1998 Stock Option Plan enhances that ability and provides additional incentive to such personnel to advance the interests of the Company and its stockholders. Management of the Company believes that the reservation of 1,000,000 shares of Common Stock for issuance under the 1998 Stock Option Plan, would provide an adequate reserve of shares for issuance under the 1998 Stock Option Plan in order to enable the Company to compete with other companies to attract and retain valuable employees.

     A description of the 1998 Stock Option Plan is set forth below. The description is intended to be a summary of the material provisions of the 1998 Stock Option Plan and does not purport to be complete. The following discussion summarizes certain aspects of the 1998 Stock Option Plan, but is qualified in its entirety by reference to the 1998 Stock Option Plan which is attached hereto as "Exhibit A."

1998 STOCK OPTION PLAN

     The general purposes of the 1998 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the Company and to promote the success of the Company's business. It is intended that these purposes will be effected through the granting of stock options, which may be either "incentive stock options" as defined in Section 422 of the Code, or nonstatutory stock options.

     The 1998 Stock Option Plan provides that options may be granted to the employees (including officers and directors who are employees) and consultants of the Company, or of any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. An employee or consultant who has been granted an option may, if otherwise eligible, be granted additional options.

     As of ___________, 1998, the Company's Board of Directors approved the Company's 1998 Stock Option Plan, subject to the ratification of the Company's stockholders.

     The Company has reserved for issuance up to 1,000,000 shares of Common Stock under the 1998 Stock Option Plan. No options have been granted under the 1998 Stock Option Plan as of the date of this Proxy Statement.

     ADMINISTRATION OF AND ELIGIBILITY UNDER 1998 STOCK OPTION PLAN. The 1998 Stock Option Plan, as adopted, provides for the issuance of options to purchase shares of Common Stock to officers, directors, employees, independent contractors and consultants of the Company and its subsidiaries as an incentive to remain in the employ of or to provide services to the Company and its subsidiaries. The 1998 Stock Option Plan authorizes the issuance of incentive stock options ("ISOs"), non-qualified stock options ("NSOs") and stock appreciation rights ("SARs") to be granted by a committee (the "Committee") to be established by the Board of Directors to administer the 1998 Stock Option Plan, which will consist of at least two outside directors of the Company.

     Subject to the terms and conditions of the 1998 Stock Option Plan, the Committee will have the sole authority to determine: (a)the persons ("optionees") to whom options to purchase shares of Common Stock and SARs will be granted, (b) the number of options and SARs to be granted to each such optionee, (c) the price to be paid for each share of Common Stock upon the exercise of each option, (d) the period within which each option and SAR will be exercised and any extensions thereof, and (e) the terms and conditions of each such stock option agreement and SAR agreement which may be entered into between the Company and any such optionee.

     All officers, directors and employees of the Company and its subsidiaries and certain consultants and other persons providing significant services to the Company and its subsidiaries will be eligible to receive grants of options and SARs under the 1998 Stock Option Plan. However, only employees of the Company and its subsidiaries are eligible to be granted ISOs.

     STOCK OPTION AGREEMENTS. All options granted under the 1998 Stock Option Plan will be evidenced by an option agreement or SAR agreement between the Company and the optionee receiving such option or SAR. Provisions of such agreements entered into under the 1998 Stock Option Plan need not be identical and may include any term or condition which is not inconsistent with the 1998 Stock Option Plan and which the Committee deems appropriate for inclusion.

     INCENTIVE STOCK OPTIONS. Except for ISOs granted to stockholders possessing more than ten percent (10%) of the total combined voting power of all classes of the securities of the Company or its subsidiaries to whom such ownership is attributed on the date of grant ("Ten Percent Stockholders"), the exercise price of each ISO must be at least 100% of the fair market value of the Company's Common Stock as determined on the date of grant. ISOs granted to Ten Percent Stockholders must be at an exercise price of not less than 110% of such fair market value.

     Each ISO must be exercised, if at all, within ten (10) years from the date of grant, but, within five (5) years of the date of grant in the case of ISO's granted to Ten Percent Stockholders.

     An optionee of an ISO may not exercise an ISO granted under the 1998 Stock Option Plan so long as such person holds a previously granted and unexercised ISO.

     The aggregate fair market value (determined as of time of the grant of the ISO) of the Common Stock with respect to which the ISOs are exercisable for the first time by the optionee during any calendar year shall not exceed $100,000.

     NON-QUALIFIED STOCK OPTIONS. The exercise price of each NSO will be determined by the Committee on the date of grant. The Company hereby undertakes not to grant any non-qualified stock options under the 1998 Stock Option Plan at an exercise price less than 85% of the fair market value of the Common Stock on the date of grant of any non-qualified stock option under the 1998 Stock Option Plan.

     The exercise period for each NSO will be determined by the Committee at the time such option is granted, but in no event will such exercise period exceed ten (10) years from the date of grant.

     STOCK APPRECIATION RIGHTS. Each SAR granted under the 1998 Stock Option Plan will entitle the holder thereof, upon the exercise of the SAR, to receive from the Company, in exchange therefor, an amount equal in value to the excess of the fair market value of the Common Stock on the date of exercise of one share of Common Stock over its fair market value on the date of exercise of one share of Common Stock over its fair market value on the date of grant (or in the case of an SAR granted in connection with an option, the excess of the fair market of one share of Common Stock at the time of exercise over the option exercise price per share under the option to which the SAR relates), multiplied by the number of shares of Common Stock covered by the SAR or the option, or portion thereof, that is surrendered.

     SARs will be exercisable only at the time or times established by the Committee. If an SAR is granted in connection with an option, the SAR will be exercisable only to the extent and on the same conditions that the related option could be exercised. The Committee may withdraw any SAR granted under the 1998 Stock Option Plan at any time and may impose any conditions upon the exercise of an SAR or adopt rules and regulations from time to time affecting the rights of holders of SARs.

     LIMIT TO OPTIONS GRANTED UNDER THE 1998 STOCK OPTION PLAN. Under Section 162(m) of the Code, which was enacted in 1993, the deductibility for federal income tax purposes of compensation paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers who receive salary and bonus in excess of $100,000 in a particular year is limited to $1,000,000 per year per individual. For purposes of this legislation, compensation expense attributable to stock options and SARs would be subject to this limitation unless, among other things, the option plan under which the options and SARs is granted includes a limit on the number of shares with respect to which awards may be made to any one employee in a fiscal year. Such a potential compensation expense deduction could arise, for example, upon the exercise by one of these executive of a nonstatutory option, i.e., an option that is not an incentive stock option qualifying for favorable tax treatment, or upon a disqualifying disposition of stock received upon exercise of an incentive stock option.

     In order to exclude compensation resulting from options granted under the Company's 1998 Stock Option Plan from the $1,000,000 limit on deductibility, the Board of Directors has approved a provision in the 1998 Stock Option Plan which will place a 150,000 share limit on the number of options that may be granted under the 1998 Stock Option Plan to an employee in any fiscal year. This limit is subject to appropriate adjustment in the case of stock splits, reverse stock splits and the like. The purpose of this provision, which is intended to comply with Section 162(m) of the Code and the regulations thereunder, is to preserve the Company's ability to deduct in full any compensation expense related to stock options.

     TERMINATION OF OPTION AND TRANSFERABILITY. In general, any unexpired options and SARs granted under the 1998 Stock Option Plan will terminate: (a) in the event of death or disability, pursuant to the terms of the option agreement or SAR agreement, but not less than six (6) months or more than twelve (12) months after the applicable date of such event, (b) in the event of retirement, pursuant to the terms of the option agreement or SAR agreement, but no less that thirty (30) days or more than three (3) months after such retirement date, or
(c) in the event of termination of such person other than for death, disability or retirement, until thirty (30) days after the date of such termination. However, the Committee may in its sole discretion accelerate the exercisability of any or all options or SARs upon termination of employment or cessation of services.

     The options and SARs granted under the 1998 Stock Option Plan generally will be non-transferable, except by will or the laws of descent and distribution.

     ADJUSTMENTS RESULTING FROM CHANGES IN CAPITALIZATION. The number of shares of Common Stock reserved under the 1998 Stock Option Plan and the number and price of shares of Common Stock covered by each outstanding option or SAR under the 1998 Stock Option Plan will be proportionately adjusted by the Committee for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from any stock dividends, split-ups, consolidations, recapitalizations, reorganizations or like event.

     AMENDMENT OR DISCONTINUANCE OF STOCK OPTION PLAN. The Board of Directors has the right to amend, suspend or terminate the 1998 Stock Option Plan at any time. Unless sooner terminated by the Board of Directors, the 1998 Stock Option Plan will terminate on ______________, 2008, the tenth (10th) anniversary date of the effectiveness of the 1998 Stock Option Plan.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     Options granted under the 1998 Stock Option Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory options.

     An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of:
(i) the fair market value of the shares at the date of the option exercise, or
(ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or Ten Percent Stockholder of the Company. Generally, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

     All other options that do not qualify as incentive options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he or she is granted a non-statutory option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an option who is also an employee of the Company will be subject to tax withholding by the Company. Upon the resale of such shares by the optionee, any difference between the sale price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term capital gain or loss, depending on the holding period.

     Generally, the Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the 1998 Stock Option Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

     Approval of the 1998 Stock Option Plan requires the affirmative vote of a majority of the combined Votes Cast.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

PROPOSAL 3.    APPROVAL OF FORM OF INDEMNIFICATION AGREEMENT

GENERAL

     The stockholders are being asked at the Meeting to approve proposed agreements (the "Indemnification Agreements") to be entered into between the Company and its directors and officers, in substantially the form attached hereto as "Exhibit B."

     The Board of Directors believes that the Indemnification Agreements are a response to: (i) the increasing hazard and related expense of unfounded litigation directed against directors and executive officers; (ii) the general unavailability of directors' and officers' liability insurance or significant limitations in amounts and breadth of coverage; (iii) dramatic increases in premiums for such coverage; and (iv) the potential inability of the Company to continue to attract and retain qualified directors and executive officers in light of these circumstances.

     The Company has obtained directors' and officers' liability insurance with an aggregate $2,000,000 limit of liability for the policy year, including costs of defense. The policy period expires on March 23, 1999. The Company intends to renew such policy or obtain comparable coverage after the expiration of such policy. However, there can be no assurances to this effect.

     The Board of Directors believes that the Indemnification Agreements will serve the best interests of the Company and its stockholders by strengthening the Company's ability to attract and retain the services of knowledgeable and experienced persons as directors and officers who, through their efforts and expertise, can make a significant contribution to the success of the Company. The Indemnification Agreements are intended to complement the indemnity and protection available under Delaware law, the Company's Certificate of Incorporation and Bylaws and any policies of insurance which may hereafter be maintained by the Company and to provide for indemnification of certain of its agents to the fullest extend permitted by applicable law.

     The following discussion summarizes certain aspects of the Indemnification Agreement, but is qualified in its entirety by reference to the form of Indemnification Agreement which is attached as "Exhibit B" hereto.

INDEMNIFICATION OF DIRECTORS AND OFFICERS UNDER DELAWARE LAW

     In general, Delaware law empowers a corporation to indemnify any person who was or is a party or who is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except in the case of an action by or in the right of the corporation, by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other enterprise. Depending on the character of the proceeding, a corporation may indemnify against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if the person indemnified acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceedings, had no reasonable cause to believe his or her conduct was unlawful.

     A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or other enterprise, against expenses, including amounts paid in settlement and attorney's fees actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

     To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter therein, he or she must be indemnified by the corporation against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the defense. Any indemnification under this section, unless ordered by a court or advanced pursuant to this section, must be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made: (a) by the stockholders; (b) by the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding; (c) if a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or (d) if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

     The certificate of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the corporation. The provisions of this section do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

     The indemnification and advancement of expenses authorized in or ordered by a court: (a) does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the certificate of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his or her official capacity or an action in another capacity while holding his or her office, except that indemnification, unless ordered by a court pursuant to this section or for the advancement of any director or officer if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action; and (b) continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

     Delaware law provides that a director shall not be held personally liable for monetary damages for breach of fiduciary duty as a director, provided (as specified in the Delaware law) that such limitation of liability shall not act to limit liability for the following conduct: (a) breaches of the director's duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) any transaction from which the director derived an improper personal benefit.

INDEMNIFICATION AGREEMENTS

     The Indemnification Agreements provide the Indemnitee with the maximum indemnification allowed under applicable law. Since the Delaware statutes are non-exclusive, it is possible that certain claims beyond the scope of the statute may be indemnifiable. The Indemnification Agreements provide a scheme of indemnification which may be broader than that specifically provided by Delaware law. It has not yet been determined, however, to what extent the indemnification expressly permitted by Delaware law may be expanded, and therefore the scope of indemnification provided by the Indemnification Agreements may be subject to future judicial interpretation.

     The Indemnification Agreements provide that the Company shall indemnify an Indemnitee who is or was a party or becomes a party or is threatened to be made a party to any threatened, pending or completed action or proceeding whether civil, criminal, administrative or investigative by reason of the fact that the Indemnitee is or was a director, officer, key employee or agent of the Company or any subsidiary of the Company. The Company shall advance all expenses, judgments, fines, penalties and amounts paid in settlement (including taxes imposed on Indemnitee on account of receipt of such payouts) incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action or proceeding as described above. The Indemnitee shall repay such amounts advanced only if it shall be ultimately determined that he or she is not entitled to be indemnified by the Company. The advances paid to the Indemnitee by the Company shall be delivered within 20 days following a written request by the Indemnitee. Any award of indemnification to an Indemnitee, if not covered by insurance, would come directly from the assets of the Company, thereby affecting a stockholder's investment.

     The Indemnification Agreements set forth a number of procedural and substantive matters which are not addressed or are addressed in less detail in Delaware law, including the following:

     First, in the event an action is instituted by the Indemnitee under the Indemnification Agreements to enforce or interpret any of the terms therein, Indemnitee shall be entitled to be paid all costs and expenses, including reasonable attorneys' fees, incurred by the Indemnitee with respect to such action, unless as a part or such action, a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under the Indemnification Agreements or to enforce or interpret any of the terms therein, the Indemnitee shall be entitled to be paid all costs and expenses, including reasonable attorneys' fees, incurred by the Indemnitee in the defense of such action, unless as a part of such action the court determines that each of the Indemnitee's material defenses to such action were made in bad faith or were frivolous. Delaware law does not set forth any procedure for contesting a corporation's determination of a party's right to indemnification.

     Second, the Indemnification Agreements explicitly provide for partial indemnification of costs and expenses in the event that an Indemnitee is not entitled to full indemnification under the terms of the Indemnification Agreement. Delaware law does not specifically address this issue. Delaware law does, however, provide that to the extent that an Indemnitee has been successful on the merits, he or she shall be entitled to such indemnification.

     Third, in the event the Company shall be obligated to pay the expenses of any proceeding against the Indemnitee, the Company shall be entitled to assume the defense of such proceeding, with counsel approved by the indemnified party, which approval shall not be unreasonably withheld, upon the delivery to the Indemnitee of written notice of its election to do so. The Company shall have the right to conduct such defense as it sees fit in its sole discretion, including the right to settle any claim against Indemnitee without the consent of the Indemnitee.

     Fourth, indemnification provided by the Indemnification Agreements is not exclusive of any rights to which the Indemnitee may be entitled under the Company's Certificate or Certificate of Incorporation, its Bylaws, any agreement, any vote of stockholders or disinterested directors, Delaware law, or otherwise. The indemnification provided under the Indemnification Agreements continues for any action taken or not taken while serving in an indemnified capacity even though the Indemnitee may have ceased to serve in such capacity at the time of the action, suit or other covered proceeding.

     Finally, the Indemnification Agreements provide for certain exceptions to indemnification which include the following: (a) indemnification for liabilities where the law prohibits indemnification; (b) indemnification or advancement of expenses with respect to proceedings or claims initiated or brought voluntarily by an Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under the Indemnification Agreements or any statute or law or otherwise as required under Delaware law; and (c) indemnification for expenses in the payment of profits arising from the purchase and sale by the Indemnitee of securities in violation of Section 16(b) of the Exchange Act or any similar or successor statute.

     The proposed Indemnification Agreements, together with the limitations on the directors' liability provided by the Company's Certificate of Incorporation and the Company's Bylaws, reduce significantly the number of instances in which directors might be held liable to the Company for monetary damages for breach of their fiduciary duties. Therefore, it should be noted that the current directors of the Company have a direct personal interest in the approval of the Indemnification Agreements.

     At present, there is no pending litigation or proceeding involving an Indemnitee where indemnification would be required or permitted under the Indemnification Agreements.

INDEMNIFICATION OF LIABILITIES UNDER THE SECURITIES ACT OF 1933

     The Commission has expressed its opinion that indemnification of directors, officers and controlling persons of the Company against liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by an Indemnitee of the Company in the successful defense of any such act or proceeding) is asserted by such Indemnitee in connection with securities which have been registered by the Company, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     Delaware law generally provides that no contract or transaction between a corporation and one or more of its directors or officers shall be void or voidable solely for this reason, or solely because the director or officer is present or participates in the meeting of the board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (a) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum, (b) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders, or (c) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board, a committee thereof, or the stockholders.

     Since the Company intends to enter into these Indemnification Agreements with each of its directors, the Indemnification Agreements must either be fair to the Company or be approved by the requisite vote of stockholders. Although the Company believes that the form of Indemnification Agreement is fair to the Company, and that stockholder approval may not therefore be required to validate the Indemnification Agreements, the Company believes that it is appropriate to submit the Indemnification Agreements to the stockholders for their consideration. If the Indemnification Agreements are not approved by the stockholders, the invalidity of such agreements could hereafter be asserted by the stockholders. In such an instance, the person asserting the validity of the Indemnification Agreements will bear the burden of proving that they were fair to the Company at the time they were authorized.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

     Approval of the Indemnification Agreements will require the affirmative vote of a majority of the votes present or represented and entitled to vote on this subject matter at the meeting and held by disinterested stockholders. Since each director is an interested party with respect to this matter, shares owned directly or indirectly by any director may not be voted on this proposal although they will be counted for purposes of determining whether a quorum is present. An abstention is not an affirmative vote and, therefor, will have the same effect as a vote against the proposal. A broker non-vote will not be treated as entitled to vote on this subject matter at the meeting. See "Information Concerning Solicitation and Voting - Quorum; Abstentions; Broker Non-Votes."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL

PROPOSAL 3.    RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC
               ACCOUNTANT.

     The Board of Directors of the Company has appointed the firm of KPMG Peat Marwick LLP as independent certified public accountants for the Company for the year ending December 31, 1998, subject to stockholder approval. The Company has been advised by KPMG Peat Marwick LLP that neither that firm nor any of its partners has any material relationship with the Company or any affiliate of the Company.

     A representative of KPMG Peat Marwick LLP is expected to be present at the Meeting to make a statement, if he or she desires to do so, and to be available to respond to appropriate questions at the Meeting. In the event that the stockholders disapprove the appointment of KPMG Peat Marwick LLP as independent public accountants for the Company, the Board of Directors will review its selection.

VOTE REQUIRED; RECOMMENDATION OF THE BOARD OF DIRECTORS

     Approval of the appointment of KPMG Peat Marwick LLP as independent certified public accountants for the Company for the year ending December 31, 1998 requires the affirmative vote of a majority of the combined Votes Cast.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 1998.

                                    OTHER MATTERS

     The Company knows of no other matters to be submitted at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                        BY ORDER OF THE BOARD OF DIRECTORS OF

                                        NATIONAL QUALITY CARE, INC.


                                        BY: /s/ VICTOR GURA, M.D.
                                           ------------------------------------
                                            VICTOR GURA, M.D.
                                            CHIEF EXECUTIVE OFFICER



LOS ANGELES, CALIFORNIA
MAY 22, 1998

                             NATIONAL QUALITY CARE, INC.
                                1998 STOCK OPTION PLAN


     1. PURPOSE. The purpose of the National Quality Care, Inc. 1998 Stock Option Plan (the "Plan"), is to provide an incentive to officers, directors, employees, independent contractors, and consultants of National Quality Care, Inc., a Delaware corporation (sometimes referred to herein as the "Company"), and any parent companies and subsidiaries (together with the Company herein collectively referred to as "NQCI") to remain in the employ of NQCI or provide services to NQCI and contribute to its success.

     As used in the Plan, the term "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute, and the terms "Parent" and "Subsidiary" shall have the meanings set forth in Sections 424(e) and (f) of the Code.

     This Plan was adopted by the Board of Directors as of April 9, 1998, and the stockholders of the Company as of May 22, 1998.

     2. ADMINISTRATION. The Plan shall be administered by a Plan Committee which shall be established by the Board of Directors of the Company (the "Board"). The Plan Committee shall be comprised of at least two members who shall be outside directors of the Company, as defined in Section 162(m) of the Code or any successor provision. Members of the Plan Committee shall be appointed, both initially and as vacancies occur, by the Board. The Board may serve as the Plan Committee if by the terms of the Plan all members of the Board are otherwise eligible to serve on the Plan Committee. The Board, at any time it so desires, may increase or decrease, but not below two, the number of members of the Plan Committee, may remove from membership on the Plan Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Plan Committee, whether by removal, resignation or otherwise. The provisions of the Plan and all option and stock appreciation right (SAR) agreements executed pursuant thereto, and its decisions shall be conclusive and binding upon all interested persons. Subject to the provisions of the Plan, the Plan Committee shall have the sole authority to determine:

          (a) The persons (hereinafter, "optionees") to whom options to purchase shares of Common Stock of the Company ("Stock") and SARs shall be granted;

          (b)  The number of options and SARs to be granted to each  optionee;

          (c) The price to be paid for each share of Stock upon the exercise of each option;

          (d) The period within which each option and SAR shall be exercised and, with the consent of the optionee, any extensions of such period (provided, however, that the original period and all extensions shall not exceed the maximum period permissible under the Plan); and

          (e) The terms and conditions of each stock option and/or SAR agreement entered into between the Company and persons to whom the Company has granted an option or SAR and of any amendments thereto (provided that the optionee consents to each such amendment).

     The Plan Committee shall meet at such times and places as it determines, including by means of a telephone conference call. A majority of the members shall constitute a quorum, and a decision of a majority of those present at any meeting at which a quorum is present shall constitute the decision of the Plan Committee. A memorandum signed by all of the members of the Plan Committee shall constitute the decision of the Plan Committee without the necessity, in such event, for holding an actual meeting.

     3. ELIGIBILITY. Officers, directors and employees of NQCI independent contractors, consultants and other persons providing significant services to NQCI shall be eligible to receive grants of options under the Plan.

     4. STOCK SUBJECT TO PLAN. There shall be reserved for issue, upon the exercise of options granted under the Plan, 1,000,000 shares of Stock or the number of shares of Stock, which, in accordance with the provisions of Section 9 hereof, shall be substituted therefor. Such shares may be treasury shares. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, unpurchased shares subject thereto shall again be available for the purposes of the Plan. The maximum number of shares with respect to which options which may be granted to an optionee who is an employee of NQCI shall not exceed 150,000 shares in any fiscal year during the term of the Plan.

     5.   TERMS OF OPTIONS AND SARS.

          (a) INCENTIVE STOCK OPTIONS. It is intended that options granted pursuant to this Section 5(a) qualify as incentive stock options as defined in
Section 422 of the Code. Incentive stock options shall be granted only to employees of NQCI. Each stock option agreement evidencing an incentive stock option shall provide that the option is subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Plan Committee may deem appropriate in each case:

               (1) OPTION PRICE. The price to be paid for each share of Stock upon the exercise of each incentive stock option shall be determined by the Plan Committee at the time the option is granted, but shall in no event be less than 100% of the Fair Market Value (as defined below) of the shares on the date the option is granted, or not less than 110% of the Fair Market Value of such shares on the date such option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) 10% or more of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiaries. As used in this Plan, the term "date the option is granted" means the date on which the Plan Committee authorizes the grant of an option hereunder or any later date specified by the Plan Committee. For the purposes of the Plan, Fair Market Value of the shares shall be (i) the closing sales price of shares of Stock sold on the New York Stock Exchange, American Stock Exchange or the NASDAQ National Market System on the date the option is granted (or if there was no sale on such date, the highest asked price for the Stock on such date),
(ii) if the Stock is not listed on either of those exchanges or traded on the NASDAQ National Market System on the date the option is granted, the mean between the "bid" and "asked" price of the Stock in the National Over-The-Counter Market (or other similar market quotation system) on the date the option is granted, or (iii) if the Stock is not traded in any market, the price determined by the Plan Committee to be the fair market value, based upon such evidence as it may deem necessary or desirable.

               (2) PERIOD OF OPTION AND EXERCISE. The period or periods within which an option may be exercised shall be determined by the Plan Committee at the time the option is granted, but in no event shall any option granted hereunder be exercised more than ten years from the date the option was granted nor more than five years from the date the option was granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiaries.

               (3) PAYMENT FOR STOCK. The option exercise price for each share of Stock purchased under an option shall be paid in full at the time of purchase. The Plan Committee may provide that the option price be payable, at the election of the holder of the option and with the consent of the Plan Committee, in whole or in part either in cash or by delivery of Stock in transferable form, such Stock to be valued for such purpose at its Fair Market Value on the date on which the option is exercised. No share of Stock shall be issued upon exercise until full payment therefor has been made, and no optionee shall have any rights as an owner of Stock until the date of issuance to him of the stock certificate evidencing such Stock.

               (4) LIMITATION ON AMOUNT BECOMING EXERCISABLE IN ANY ONE CALENDAR YEAR. Subject to the overall limitations of Section 4 hereof (relating to the aggregate shares subject to the Plan), the aggregate Fair Market Value (determined as of the time the option is granted) of Stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, the Parent, and Subsidiaries) shall not exceed $100,000.

     (b) NONQUALIFIED STOCK OPTIONS. Nonqualified stock options may be granted not only to employees but also to directors who are not employees of NQCI and to consultants, independent contractors and other persons who provide substantial services to NQCI. Each nonqualified stock option granted under the Plan shall be evidenced by a stock option agreement between the person to whom such option is granted and the Company. Such stock option agreement shall provide that the option is subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Plan Committee may deem appropriate in each case:

               (1) OPTION PRICE. The price to be paid for each share of Stock upon the exercise of an option shall be determined by the Plan Committee at the time the option is granted, but in no event shall be less than 85% of the Fair Market Value of the shares on the date the option is granted. As used in this Plan, the term "date the option is granted" means the date on which the Plan Committee authorized the grant of an option hereunder or any later date specified by the Plan Committee. To the extent that the fair market value of Stock is relevant to the pricing of the option by the Plan Committee, fair market value of the Stock shall be determined as set forth in Section 5(a)(1) hereof.

               (2) PERIOD OF OPTION AND EXERCISE. The periods, installments or intervals during which an option may be exercised shall be determined by the Plan Committee at the time the option is granted, but in no event shall such period exceed 10 years from the date the option is granted.

               (3) PAYMENT FOR STOCK. The option exercise price for each share of Stock purchased under an option shall be paid in full at the time of purchase. The Plan Committee may provide that the option exercise price be payable at the election of the holder of the option, with the consent of the Plan Committee, in whole or in part either in cash or by delivery of Stock in transferable form, such Stock to be valued for such purpose at its Fair Market Value on the date on which the option is exercised. No share of Stock shall be issued until full payment therefor has been made, and no optionee shall have any rights as an owner of shares of Stock until the date of issuance to him of the stock certificate evidencing such Stock.

     (c) STOCK APPRECIATION RIGHTS. SARs may be granted in writing under the Plan by the Plan Committee subject to the following terms and conditions and such other terms and conditions as the Plan Committee may prescribe.

               (1) RIGHT OF OPTIONEE. Each SAR shall entitle the holder thereof, upon the exercise of the SAR, to receive from the Company in exchange therefor an amount equal in value to the excess of the Fair Market Value on the date of exercise of one share of Stock over its Fair Market Value on the date of grant (or, in the case of an SAR granted in connection with an option, the excess of the Fair Market Value of one share of Stock at the time of exercise over the option exercise price per share under the option to which the SAR relates), multiplied by the number of shares covered by the SAR or the option, or portion thereof, that is surrendered. No SAR shall be exercisable at a time that the amount determined under this subparagraph is negative. Payment by the Company upon exercise of an SAR shall be made in Stock valued at the Fair Market Value of the Stock on the date of exercise.

               (2) EXERCISE. An SAR shall be exercisable only at the time or times established by the Plan Committee. If an SAR is granted in connection with an option, the following rules shall apply: (i) the SAR shall be exercisable only to the extent and on the same conditions that the related option could be exercised; (ii) upon exercise of the SAR, the option or portion thereof to which the SAR relates terminates; and (iii) upon exercise of the option, the related SAR or portion thereof terminates.

               (3) RULES. The Plan Committee may withdraw any SAR granted under the Plan at any time and may impose any conditions upon the exercise of an SAR or adopt rules and regulations from time to time affecting the rights of holders of SARs granted prior to adoption or amendment of such rules and regulations as well as SARs granted thereafter.

               (4) FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of an SAR. In lieu thereof, cash may be paid in an amount equal to the value of the fraction or, if the Plan Committee shall determine, the number of shares may be rounded downward to the next whole share.

               (5) SHARES SUBJECT TO PLAN. Upon the exercise of an SAR for shares, the number of shares of Stock reserved for issuance under the Plan shall be reduced by the number of shares issued.

     6. NONTRANSFERABILITY. The options and SARs granted pursuant to the Plan shall be nontransferable except by will or the laws of descent and distribution of the state or country of the optionee's domicile at the time of death or for options other than incentive stock options, pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act and shall be exercisable during the optionee's lifetime only by him (or, in the case of a transfer pursuant to a qualified domestic relations order, by the transferee under such qualified domestic relations order) and after his death, by his personal representative or by the person entitled thereto under his will or the laws of intestate succession.

     7. TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP. Unless otherwise specified in the applicable option and/or SAR agreement or SAR, upon termination of the optionee's employment or other relationship with NQCI, his rights to exercise options and SARs then held by him shall be only as follows (in no case do the time periods referred to below extend the term specified in any option):

          (a) DEATH OR DISABILITY. Upon the death or disability (within the meaning of Section 22(e)(3) of the Code) of an optionee, any option or SAR which he holds may be exercised (to the extent exercisable at his death or disability), unless it otherwise expires, within such period after the date of his death (not less than six months nor more than twelve months) as the Plan Committee shall prescribe in his option agreement or SAR, by the optionee or, in the event of death, by the optionee's representative or by the person entitled thereto under his will or the laws of intestate succession.

          (b) RETIREMENT. Upon the retirement (either pursuant to an NQCI retirement plan, if any, or pursuant to the approval of the Board) of an officer, director or employee, an outstanding option or SAR may be exercised (to the extent exercisable at the date of such retirement) by him within such period after the date of his retirement (provided that such period is no less than 30 days and no more than three months) as the Plan Committee shall prescribe in his option agreement or SAR.

          (c) OTHER TERMINATION. In the event an officer, director or employee ceases to serve as an officer or director or leaves the employ of NQCI for any reasons other than as set forth in (a) and (b), above, or a nonemployee ceases to provide services to NQCI, any option or SAR which he holds shall remain exercisable (to the extent exercisable as of the date of such termination) until 30 days after the date of such termination.

          (d) PLAN COMMITTEE DISCRETION. The Plan Committee may in its sole discretion accelerate the exercisability of any or all options or SARs.

     8. TRANSFER TO RELATED CORPORATION. In the event an employee leaves the employ of the Company to become an employee of a Parent or a Subsidiary or any employee leaves the employ of a Parent or a Subsidiary to become an employee of the Company or another Parent or Subsidiary, such employee shall be deemed to continue as an employee for purposes of this Plan.

     9.   ADJUSTMENT OF SHARES; TERMINATION OF OPTIONS AND SARS.

          (a) ADJUSTMENT OF SHARES. In the event of changes in the outstanding Stock by reason of stock dividends, split-ups, consolidations, recapitalizations, reorganizations or like events (as determined by the Plan Committee), an appropriate adjustment shall be made by the Plan Committee in the number of shares reserved under the Plan, in the number of shares set forth in
Section 4 hereof, in the number of shares and the option price per share specified in any stock option agreement, and in the number of SARs with respect to any unexercised shares. The determination of the Plan Committee as to what adjustments shall be made shall be conclusive. Adjustments for any options to purchase fractional shares shall also be determined by the Plan Committee. The Plan Committee shall give prompt notice to all optionees of any adjustment pursuant to this Section.

          (b) TERMINATION OF OPTIONS AND SARS ON MERGER, REORGANIZATION OR LIQUIDATION OF THE COMPANY. Notwithstanding anything to the contrary in this Plan, in the event of any merger, consolidation or other reorganization of the Company in which the Company is not the surviving or continuing corporation (as determined by the Plan Committee) or in the event of the liquidation or dissolution of the Company, all options and SARs granted hereunder shall terminate on the effective date of the merger, consolidation, reorganization, liquidation or dissolution unless there is an agreement with respect thereto which expressly provides for the assumption of such options and SARs by the continuing or surviving corporation.

     10. SECURITIES LAW REQUIREMENTS. The Company's obligation to issue shares of its Stock upon exercise of an option or SAR is expressly conditioned upon the completion by the Company of any registration or other qualification of such shares under any state and/or federal law or rulings and regulations of any government regulatory body or the making of such investment representations or other representations and undertakings by the optionee (or his legal representative, heir or legatee, as the case may be) in order to comply with the requirements of any exemption from any such registration or other qualification of such shares which the Company in its sole discretion shall deem necessary or advisable. The Company may refuse to permit the sale or other disposition of any shares acquired pursuant to any such representation until it is satisfied that such sale or other disposition would not be in contravention of applicable state or federal securities law.

     11. TAX WITHHOLDING. As a condition to the exercise of an option or SAR or otherwise, the Company may require an optionee to pay over to the Company all applicable federal, state and local taxes which the Company is required to withhold with respect to the exercise of an option or SAR granted hereunder. At the discretion of the Plan Committee and upon the request of an optionee, the minimum statutory withholding tax requirements may be satisfied by the withholding of shares of Stock otherwise issuable to the optionee upon the exercise of an option or SAR.

     12. AMENDMENT. The Board may amend the Plan at any time, except that without shareholder approval:

          (a) The number of shares of Stock which may be reserved for issuance under the Plan shall not be increased except as provided in Section 9(a) hereof;

          (b) The option price per share of Stock subject to incentive stock options may not be fixed at less than 100% of the Fair Market Value of a share of Stock on the date the option is granted;

          (c) The maximum period of ten (10) years during which the options or SARs may be exercised may not be extended;

          (d) The class of persons eligible to receive options or SARs under the Plan as set forth in Section 3 shall not be changed; and

          (e) This Section 12 may not be amended in a manner that limits or reduces the amendments which require shareholder approval.

     13. EFFECTIVE DATE. The Plan shall be effective upon the date of its adoption by both the Board, and subject to the approval of the stockholders of the Company within the 12 month period following such adoption date.

     14. TERMINATION. The Plan shall terminate automatically as of the close of business on the day preceding the 10th anniversary date of its effectiveness or earlier by resolution of the Board, or upon consummation of any merger, consolidation or other reorganization in which the options granted hereunder terminate, all as described in Section 9(b) hereof. Unless otherwise provided herein, the termination of the Plan shall not affect the validity of any option agreement outstanding at the date of such termination.

     15. STOCK OPTION AND SAR AGREEMENT. Each option and SAR granted under the Plan shall be evidenced by a written agreement executed by the Company and accepted by the optionee, which (i) shall contain each of the provisions and agreements herein specifically required to be contained therein, (ii) shall indicate whether an option is to be an incentive stock option or a nonqualified stock option, and if it is to be an incentive stock option, the stock option agreement shall contain terms and conditions permitting such option to qualify for treatment as an incentive stock option under Section 422 of the Code, (iii) may contain the agreement of the optionee to remain in the employ of, and/or to render services to, the Company or any Parent or Subsidiary for a period of time to be determined by the Plan Committee, and (iv) may contain such other terms and conditions as the Plan Committee deems desirable and which are not inconsistent with the Plan.

     16. NO RIGHT TO EMPLOYMENT. Nothing in this Plan or in any option or SAR granted hereunder shall confer upon any optionee any right to continue in the employ of NQCI or to continue to perform services for NQCI, or shall interfere with or restrict in any way the rights of NQCI to discharge or terminate any officer, director, employee, independent contractor or consultant at any time for any reason whatsoever, with or without good cause.

     17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     Executed and dated as of the date first written above at Los Angeles, California.

                              NATIONAL QUALITY CARE, INC.




                              By:
                                 --------------------------------
                                 Victor Gura, M.D.
                                 Chief Executive Officer

                                      FORM OF

                             INDEMNIFICATION AGREEMENT

     This Indemnification Agreement ("Agreement") is effective as of the _____ day of _________, 1998 by and between NATIONAL QUALITY CARE, INC., a Delaware corporation (the "Company"), and ______________ ("Indemnitee").

     WHEREAS, the Company and Indemnitee recognize the continued difficulty in obtaining liability insurance for directors, officers, employees, agents and fiduciaries, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance;

     WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, agents and fiduciaries to expensive litigation risks at the same time as the availability and coverage of liability insurance have been severely limited;

     WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve the Company and, in part, in order to induce Indemnitee to continue to provide services to the Company, wishes to provide for the indemnification and advancement of expenses to Indemnitee to the maximum extent permitted by law; and

     WHEREAS, in view of the considerations set forth above, the Company desires that Indemnitee shall be indemnified by the Company as set forth herein.

     NOW, THEREFORE, the Company and Indemnitee hereby agrees as follows:

     1.   INDEMNIFICATION.

          a. INDEMNIFICATION OF EXPENSES. The Company shall indemnify Indemnitee to the fullest extent permitted by law if Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other (hereinafter a "Claim") by reason of (or arising in part out of) any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or any subsidiary of the Company (regardless of whether it was a subsidiary of the Company at the time of the event giving rise to Claim), or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of Indemnitee while serving in such capacity (hereinafter an "Indemnifiable Event") against any and all expenses (including attorneys' fees and all other costs, expenses and obligations incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any such action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) of such Claim and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement (collectively, hereinafter "Expenses"), including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses. Such payment of Expenses shall be made by the Company as soon as practicable but in any event no later than five (5) days after written demand by Indemnitee therefor is presented to the Company.

          b. REVIEWING PARTY. Notwithstanding the foregoing: (i) the obligations of the Company under Section 1(a) shall be subject to the condition that the Reviewing Party (as described in Section 10(e) hereof) shall not have determined (in a written opinion, in any case in which the Independent Legal Counsel referred to in Section 1(c) hereof is involved) that Indemnitee would not be permitted to be indemnified under applicable law, and (ii) the obligation of the Company to make an advance payment of Expenses to Indemnitee pursuant to
Section 2(a) (an "Expense Advance") shall be subject to the condition that, if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid; PROVIDED, HOWEVER, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). Indemnitee's obligation to reimburse the Company for any Expense Advance shall be unsecured and no interest shall be charged thereon. If there has not been a Change in Control (as defined in Section 10(c)hereof), the Reviewing Party shall be selected by the Board of Directors, and if there has been such a Change in Control (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control), the Reviewing Party shall be the Independent Legal Counsel referred to in Section 1(c) hereof. If there has been no determination by the Reviewing Party or if the Reviewing Part determines that Indemnitee substantively would not be permitted to be indemnified in whole or in part under applicable law, Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

          c. CHANGE IN CONTROL. The Company agrees that if there is a Change in Control of the Company (other than a Change in Control which has been approved by a majority of the Company's Board of Directors who were directors immediately prior to such Change in Control) then with respect to all matters thereafter arising concerning the rights of Indemnitee to payments of Expense and Expense Advances under this Agreement or any other agreement or under the Company's Certificate of Incorporation or Bylaws as now or hereafter in effect, Independent Legal Counsel (as defined in Section 10(d) hereof) shall be selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld). Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent Indemnitee would be permitted to be indemnified under applicable law and the Company agrees to abide by such opinion. The Company agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorney's fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

          d. MANDATORY PAYMENT OF EXPENSES. Notwithstanding any other provision of this Agreement other than Section 9 hereof, to the extent that Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit, proceeding, inquiry or investigation referred to in Section(1)(a) hereof or in the defense of any claim, issue or matter therein, Indemnitee shall be indemnified against all Expenses incurred by Indemnitee in connection therewith.

     2.   EXPENSES; INDEMNIFICATION PROCEDURE.

          a. ADVANCEMENT OF EXPENSES. The Company shall advance all Expenses incurred by Indemnitee. The advances to be made hereunder shall be paid by the Company to Indemnitee as soon as practicable but in any event no later than five
(5) days after written demand by Indemnitee therefor to the Company.

          b. NOTICE/COOPERATION BY INDEMNITEE. Indemnitee shall, as a condition precedent to Indemnitee's right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

          c. NO PRESUMPTIONS; BURDEN OF PROOF. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of NOLO CONTENDERE, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law. In addition, neither the failure of the Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by the Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under applicable law, shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by the Reviewing Party or otherwise as to whether the Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

          d. NOTICE TO INSURERS. If, at the time of the receipt by the Company of a notice of a Claim pursuant to Section 2(b) hereof, the Company has liability insurance in effect which may cover such Claim, the Company shall give prompt notice of the commencement of such Claim to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such action, suit, proceeding, inquiry or investigation in accordance with the terms of such policies.

          e. SELECTION OF COUNSEL. In the event the Company shall be obligated hereunder to pay the Expenses of any Claim, the Company shall be entitled to assume the defense of such Claim with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same Claim; PROVIDED, THAT: (i) Indemnitee shall have the right to employ Indemnitee's counsel in any such Claim at Indemnitee's expense, and
(ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company. The Company shall have the right to conduct such defense as it sees fit in its sole discretion, including the right to settle any claim against Indemnitee without the consent of the Indemnitee.

     3.   ADDITIONAL INDEMNIFICATION RIGHTS; NONEXCLUSIVITY.

          a. SCOPE. The Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Certificate of Incorporation, the Company's Bylaws or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule which expands the right of a corporation of the Company's state of incorporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule which narrows the right of a corporation of the Company's state of incorporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder except as set forth in Section 8(a) hereof.

          b. NONEXCLUSIVITY. The indemnification provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, its Bylaws, any agreement, any vote of stockholders or disinterested directors, the laws of the Company's state of incorporation, or otherwise. The indemnification provided under this Agreement shall continue as to Indemnitee for any action

Indemnitee took or did not take while serving in an indemnified capacity even though Indemnitee may have ceased to serve in such capacity.

     4. NO DUPLICATION OF PAYMENTS. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, Certificate of Incorporation, Bylaw or otherwise) of the amounts otherwise indemnifiable hereunder.

     5. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses incurred in connection with any Claim, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

     6. MUTUAL ACKNOWLEDGEMENT. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees, agents or fiduciaries under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's rights under public policy to indemnify Indemnitee.

     7. LIABILITY INSURANCE. To the extent the Company maintains liability insurance applicable to directors, officers, employees, agents or fiduciaries, Indemnitee shall be covered by such policies in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if Indemnitee is a director; or of the Company's officers, if Indemnitee is not a director of the Company's key employees, agents or fiduciaries, if Indemnitee is not an officer or director but is a key employee, agent or fiduciary.

     8. EXCEPTIONS. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

          a. EXCLUDED ACTION OR OMISSIONS. To indemnify Indemnitee for Indemnitee's acts, omissions or transactions from which Indemnitee may not be relieved of liability under applicable law.

          b. CLAIMS INITIATED BY INDEMNITEE. To indemnify or advance expenses to Indemnitee with respect to Claims initiated or brought voluntarily by Indemnitee and not by way of defense, except: (i) with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Company's Certificate of Incorporation or Bylaws now or hereafter in effect relating to Claims for Indemnifiable Events, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such suit, or (iii) as otherwise as required under the laws of the Company's state of incorporation, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance expense payment or insurance recovery, as the case may be.

          c. LACK OF GOOD FAITH. To indemnify Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or

          d. CLAIMS UNDER SECTION 16(B). To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any similar successor statute.

     9. PERIOD OF LIMITATIONS. No legal action shall be brought and no cause of action shall be asserted by or in the right of the Company against Indemnitee, Indemnitee's estate, spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; PROVIDED, HOWEVER, that if any shorter period of limitations is otherwise applicable to any such cause of action, such shorter period shall govern.

     10.  CONSTRUCTION OF CERTAIN PHRASES.

          a. For purposes of this Agreement, references to the "Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was serving at the request of such constituent corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

          b. For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

          c. For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 20% of the total voting power represented by the Company's then outstanding Voting Securities, (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two- thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all of the Company's assets.

          d. For purposes of this Agreement, "Independent Legal Counsel" shall mean an attorney or firm of attorneys, selected in accordance with the provision of Section 1(c) hereof, who shall not have otherwise performed services for the Company or Indemnitee within the last three years (other than with respect to matters concerning the rights of Indemnitee under this Agreement, or of other indemnitees under similar indemnity agreements).

          e. For purposes of this Agreement, a "Reviewing Party" shall mean any appropriate person or body consisting of a member or members of the Company's Board of Directors or any other person or body appointed by the Board of Directors who is not party to the particular Claim for which Indemnitee is seeking indemnification, or Independent Legal Counsel.

          f. For purposes of this Agreement, "Voting Securities" shall mean any securities of the Company that vote generally in the election of directors.

     11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

     12. BINDING EFFECT; SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and personal and legal representative. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. This Agreement shall continue in effect with respect to Claims relating to Indemnifiable Events regardless of whether Indemnitee continues to serve as a director, officer, employee, agent or fiduciary of the Company or any other enterprise at the Company's request.

     13. ATTORNEY'S FEES. In the event that any action is instituted by Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee with respect to such action, regardless of whether Indemnitee is ultimately successful in such action, and shall be entitled to the advancement of Expenses with respect to such action, unless as a part of such action, a court of competent jurisdiction over such action determines that each of the materials assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all Expenses incurred by Indemnitee in defense of such action (including costs and expenses incurred with respect to Indemnitee's counterclaims and cross-claims made in such action), and shall be entitled to the advancement of Expenses with respect to such action, unless, as a part of such action, the court having jurisdiction over such action determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

     14. NOTICE. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given and shall in any event be deemed to be given: (a) five (5) after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, or (d) one day after the business day of delivery by facsimile transmission, if delivered by facsimile transmission, with copy by first class mail, postage prepaid, and shall be addressed if to Indemnitee, at the Indemnitee's address as set forth beneath Indemnitee's signature to this Agreement and if to the Company at the address of its principal corporate offices or at such other address as such party may designate by ten days' advance written notice to the other party hereto.

     15. CONSENT TO JURISDICTION. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the state or federal courts of the State of California for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in the state or federal courts of the State of California in and for Los Angeles County, which shall be the exclusive and only proper forum for adjudicating such a claim.

     16. SEVERABILITY. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitations, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     17. CHOICE OF LAW. This Agreement shall be governed by and its provisions construed and enforced in accordance with the laws of the State of Delaware, as applied to contracts between Delaware residents, entered into and to be performed entirely within the State of Delaware, without regard to the conflict of laws principles thereof.

     18. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

     19. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by both the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     20. INTEGRATION AND ENTIRE AGREEMENT. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

     21. NO CONSTRUCTION AS EMPLOYMENT AGREEMENT. Nothing contained in this Agreement shall be construed as giving Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written at Los Angeles, California.



                              NATIONAL QUALITY CARE, INC.



                              By:
                                 ----------------------------------

AGREED TO AND ACCEPTED AS OF
THE DATE FIRST WRITTEN ABOVE:



---------------------------------
[Name of Indemnitee]

Address:
        -------------------------

---------------------------------

---------------------------------

---------------------------------

Telecopier No.
               ------------------

                                      P R O X Y

                             NATIONAL QUALITY CARE, INC.

               THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS

                        FOR AN ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON ________________, 1998

     The undersigned stockholder appoints Victor Gura, M.D. and Ron Berkowitz, or either of them, as proxy with full power of substitution, to vote the shares of voting securities of National Quality Care, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at ____________________________, Los Angeles, California _____, on ____________,
1998, at _____ a.m., local time, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, such proxy is instructed to vote as follows:

     THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSALS INDICATED ON THIS CARD AND AS SUCH PROXIES DEEM ADVISABLE WITH DISCRETIONARY AUTHORITY ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF.

(1) [ ] FOR ALL NOMINEES LISTED HEREIN (EXCEPT AS MARKED UP TO THE CONTRARY BELOW).

     [ ]  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW.

     (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME LISTED BELOW)

               Victor Gura, M.D.        Ronald P. Lang, M.D.

               Jose Spiwak, M.D.        Melinda McInyre-Kolpin

(2) To adopt the Company's 1998 Stock Option Plan (the "1998 Stock Option Plan") and to reserve up to 1,000,000 shares of the Company's Common Stock for issuance under the 1998 Stock Option Plan.

     [ ] FOR             [ ] AGAINST              [ ] ABSTAIN

(3) To approve the form of indemnification agreements between the Company and the members of the Company's Board of Directors.

     [ ] FOR             [ ] AGAINST              [ ] ABSTAIN

(4) To ratify the appointment of KPMG Peat Marwick LLP, as independent certified public accountants for the Company for the year ending December 31, 1998.

     [ ] FOR             [ ] AGAINST              [ ] ABSTAIN

     In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.




DATED:
      --------------------              ---------------------------------------
                                        Signature




                                        ---------------------------------------
                                        Signature (if held jointly)




                                        ---------------------------------------
                                        Print Names

                              (Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are jointly held, each holder must sign. If a corporation, please sign in full corporate name by President or other authorized officer.
                              If a partnership, please sign in partnership name by authorized person).


     PLEASE CHECK THE BOXES ABOVE, SIGN, DATE AND RETURN THIS PROXY TO ________________________________________, ATTN: __________________, IN THE
     SELF-ADDRESSED ENVELOPE PROVIDED.